UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 3, 2005

                           PROSPECT ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

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
           Maryland                                333-114552                           43-2048643
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(State or other jurisdiction of             (Commission File Number)         (I.R.S. Employer Identification
        incorporation)                                                                   Number)
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                  10 East 40th Street, New York, New York 10016
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (212) 448-0702
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS
Item 1.01   Entry into a Material Definitive Agreement.

The information set forth in Item 5.02(c) below and the agreements filed as Exhibits 10.1 and 10.2 hereto are incorporated by reference into this Item 1.01.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS
Item 4.01         Changes in Registrant's Certifying Accountant.

(a) On January 4, 2005, KPMG notified the management of the Company and the Audit Committee that it had decided to resign as the Company's independent auditors because, based on their assessment of available resources and the expected future service needs of the Company, KPMG had concluded that it could not fully service the needs of the Company. In resigning, KPMG advised the Company that due to the existence of the internal investigation, it is possible that additional information could arise that might materially impact the fairness or reliability of the financial statements of the Company. Based upon inquiries made of KPMG in connection with the internal investigation, KPMG stated to the Company that it was not in possession of any such information at this time. The report of KPMG on the Company's financial statements as of June 24, 2004 and for the period from inception, April 13, 2004 to June 24, 2004 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with that audit and in the subsequent interim period, which KPMG reviewed, there were no disagreements between KPMG and the Company on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure or any other reportable events requiring disclosure in accordance with Item 304 of Regulation S-K. The Company highly values the work of KPMG as its auditor and appreciates the valuable assistance they provided during the Company's initial public offering and thereafter.

The Company provided KPMG with a copy of the foregoing disclosures and requested in writing that KPMG furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with such disclosures. Upon receipt of the letter from KPMG, the Company will file such letter as an exhibit to its current report on Form 8-K.

(b) On January 7, 2005, the Audit Committee of the Company's Board of Directors (the "Audit Committee") approved the engagement of BDO as the Company's independent auditors. The Company had retained BDO as independent accountants for the acquisition of its subsidiary, Gas Solutions II Ltd. The Company, or anyone acting on its behalf, has not consulted with BDO with respect to either
(1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, or (2) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K. The engagement of BDO is subject to BDO's completion of its diligence and the conclusion of the Audit Committee's investigation of the allegations. The Company looks forward to a long and productive relationship with BDO.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


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(c) The Company announced that Eugene S. Stark has joined Prospect
Administration, LLC to serve as Chief Financial Officer of Prospect Energy Corporation effective January 3, 2005, and William E. Vastardis, Co-Chief Executive Officer of EOS Compliance Services LLC, has been retained to serve as Chief Compliance Officer of Prospect Energy Corporation and Prospect Capital Management, LLC, its investment adviser, effective January 4, 2005. The Company and Prospect Capital Management have each contracted with EOS Compliance Services LLC for Mr. Vastardis' services as Chief Compliance Officer, as well as for other compliance-related services that may be provided by EOS Compliance Services LLC. Mr. Vastardis will continue to perform his duties for EOS Compliance Services LLC and EOS Fund Services LLC as described below.

Mr. Stark (age 46) has over 20 years of experience with investment companies registered under the Investment Company Act of 1940. Mr. Stark was employed by Prudential Financial, Inc. during the last 17 years, most recently serving as Vice President of Finance in its annuity business. Prior to that, he was principally associated with Prudential's retail mutual fund and investment products business, serving in a series of financial roles, including Treasurer of many of Prudential's investment companies. Before joining Prudential, Mr. Stark spent five years with Deloitte & Touche. He received his undergraduate degree in accounting from Rider University, his Masters in Business Administration from Rutgers University and became a Certified Public Accountant in New Jersey in 1984.

Mr. Stark is expected to receive a combined salary and target bonus of approximately $300,000 per annum as remuneration for carrying out his responsibilities as Chief Financial Officer of the Company. This will be paid by Prospect Administration LLC and reimbursed by the Company. Mr. Stark is also entitled to receive an amount equal to 2.5% of the performance fee, if any, paid by the Company to Prospect Capital Management LLC. The Company will not reimburse Prospect Capital Management LLC or Prospect Administration LLC for this portion of Mr. Stark's compensation. The Company has also agreed to pay Mr. Stark a minimum severance equal to one year's salary and bonus in the event his position is terminated. Mr. Stark's appointment is not pursuant to any understanding or arrangement between him and any other person, and there are no family relationships between Mr. Stark and any other director or executive officer of the Company. In addition, Mr. Stark has never had any direct or indirect material interests in any transactions to which the Company has been a party. Mr. Stark's employment agreement is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Mr. Vastardis (age 49) is a founder and President of EOS Fund Services LLC and Co-Chief Executive Officer of EOS Compliance Services LLC. Mr. Vastardis has over 26 years of experience in fund oversight and administration. Mr. Vastardis founded EOS Fund Services LLC in 2003 and EOS Compliance Services LLC in June 2004. EOS Compliance Services LLC performs chief compliance officer services for various registered mutual funds and registered investment advisers with total assets in excess of $15 billion. Prior to founding EOS Fund Services LLC, he managed a third-party fund administration firm, AMT Capital Services Inc., which was acquired by Investors Bank & Trust Company in 1998. Mr. Vastardis continued in the role of Managing Director at the renamed Investors Capital Services until he departed to found EOS Fund Services LLC. Prior to starting AMT Capital, Mr. Vastardis spent 14 years at The Vanguard Group, where he most recently served as Vice



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President in charge of the $10 billion Private Label Group that handled the administration of over 45 outside funds. Mr. Vastardis is a graduate of Villanova University.

Mr. Vastardis was retained as Chief Compliance Officer pursuant to an agreement between the Company and EOS Compliance Services LLC. For Mr. Vastardis' services as Chief Compliance Officer, he will be compensated at the monthly rate of $6,250, payable to EOS Compliance Services LLC. Mr. Vastardis' appointment is not pursuant to any understanding or arrangement between him and any other person, and there are no family relationships between Mr. Vastardis and any other director or executive officer of the Company. In addition, Mr. Vastardis has never had any direct or indirect material interests in any transactions to which the Company has been a party. Mr. Vastardis' employment agreements with the Company and Prospect Capital Administration are filed as Exhibits 10.2, respectively, to this Form 8-K and incorporated herein by reference.

SECTION 8 - OTHER EVENTS.
Item 8.01   Other Events.

As previously disclosed by the Company in its quarterly report on Form 10-Q filed on November 12, 2004, the Company received a letter from Mark Witt, the former CFO of the Company, and subsequently an investment professional of Prospect Capital Management, alleging unspecified "improprieties." The Audit Committee directed the Company's outside counsel handling Mr. Witt's earlier termination to look into his claims and also retained the law firm of Willkie Farr & Gallagher LLP to investigate his and any other claims, including the allegations being raised by Mr. Witt and the Company's previous CCO and any other claims arising in the course of their investigation. The Audit Committee has preliminarily concluded that none of the allegations made by Mr. Witt or the Company's CCO, or the information subsequently learned in the course of this internal investigation, reflects adversely on the fairness or reliability of the financial statements of the Company. The Audit Committee has further concluded that, on a preliminary basis, in connection with those allegations investigated by Willkie Farr, there is no evidence of fraud by management or material deficiencies in connection with the Company's public disclosure practices.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01   Financial Statements and Exhibits.

(c) Exhibits.

    Listed below are the exhibits that are furnished herewith as part of this report (according to the number assigned to them in Item 601 of Regulation S-K):

  Exhibit No.               Description of Document
--------------------------------------------------------------------------------

     10.1 Employment Agreement between Eugene S. Stark and Prospect Administration, LLC

     10.2 Agreement between EOS Compliance Services LLC and Prospect Energy Corporation

     99.1*  Press Release dated January 7, 2005

* The information contained in this form 8-K and Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

    This Form 8-K may contain, among other things, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to Prospect Energy's plans, objectives, expectations and intentions and other statements identified by words such as "may," "could," "would," "will," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans" or other similar expressions. We base such statements on currently available operating, financial and competitive information; such statements are subject to various risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations. You should not place undue reliance on such forward-looking statements, as they speak only as of the date on which they are made. Additional information regarding these and other risks and uncertainties is contained in our periodic filings with the Securities and Exchange Commission.


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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PROSPECT ENERGY CORPORATION
                                           (Registrant)


                                           By:   /s/  John F. Barry III
                                               ---------------------------------
                                               Name:   John F. Barry III
                                               Title:  Chief Executive Officer



Date:    January 7, 2005